UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

SORL Auto Parts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-11991	30-0091294
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

No. 2666 Kaifaqu Avenue
Ruian Economic Development District
Ruian City, Zhejiang Province
People’s Republic of China
(Address of principal executive offices)

Registrant’s telephone number, including area code:    86-577-6581-7720

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.002 PAR VALUE	SORL	NASDAQ GLOBAL MARKET

Item 8.01 Other Events

SORL AUTO PARTS, INC. (the “Company”) is filing this Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) to avail itself of an extension of time to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020. On March 4, 2020, the SEC issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) (the “SEC Order”), that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the outbreak and spread of the COVID-19 coronavirus pandemic (“COVID-19”).

The Company is relying on the SEC Order to delay the filing of our Quarterly Report due to circumstances related to the COVID-19 pandemic.

Disruptions and changes to our business caused by COVID-19 have required that we perform additional analyses relating to COVID-19’s potential impact on our consolidated financial statements; moreover, the Company’s operations and business have experienced disruptions due to the unprecedented conditions surrounding COVID-19, including shutdowns in China since January. These disruptions include, but are not limited to, office and factory closures and communication issues between the Company and its professional advisors due to suggested and mandated social quarantining and work from home orders. The disruptions in staffing, communications and access to personnel have resulted in delays, limited support and insufficient review. The Company has also been delayed in preparing the Quarterly Report due to delays in obtaining information from third parties who have similarly been unavailable and impacted by COVID-19.

Considering the impact of these factors, the Company will be unable to compile and review certain information required to file the Quarterly Report by May 15, 2020 without unreasonable effort or expense. As such, the Company will be relying on the SEC Order and will be making use of the 45-day grace period provided by the SEC Order to delay filing of its Quarterly Report. The Company presently intends to file the Quarterly Report as soon as possible, but no later than June 29, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 15, 2020.

In addition, in light of ongoing developments related to COVID-19, we are supplementing the risk factors previously disclosed under Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, with the following risk factor:

The COVID-19 pandemic has adversely affected the Company’s business, and the ultimate effect on the Company’s operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted.

The effects of the COVID-19 pandemic, including actions taken by businesses and governments, have adversely affected the global economy, disrupted global supply chains and created significant volatility in the financial markets. As a result, there has been a significant reduction in demand for and prices of auto parts. If the reduced demand for and price of auto parts continues for a prolonged period, the Company’s business, financial condition, results of operation and liquidity may be materially and adversely affected. Although the Company’s factories in the People’s Republic of China gradually returned to operations starting in late February, the Company has not regained the level of production capacity before the pandemic. The Company’s operations also may be adversely affected if significant portions of the Company’s workforce are unable to work effectively due to illness, quarantines, government actions or other restrictions in connection with future waves of COVID-19 pandemic.

The extent to which the COVID-19 pandemic adversely affects the Company’s business, financial condition, results of operation and liquidity will depend on future developments, which are highly uncertain and cannot be predicted. These future developments include, but are not limited to, the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities and other third parties in response to the pandemic. Disruptions and/or uncertainties related to the COVID-19 pandemic for a sustained period of time could result in delays or modifications to the Company’s strategic plans and initiatives and hinder the Company’s ability to achieve its strategic goals. The COVID-19 pandemic, and the volatile regional and global economic conditions stemming from the pandemic, may also have the effect of heightening many of the other risks described in the “Risk Factors” section included in the Company’s Annual Report on Form 10-K and in this Current Report on Form 8-K, as those risk factors area mended or supplemented by subsequent Quarterly Reports on Form 10-Q and other reports and documents filed with the Securities and Exchange Commission after the date of this Current Report on Form 8-K.

Forward Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward looking statements. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the coronavirus outbreak to economic conditions and the industry in general and the financial position and operating results of our company in particular have been material, are changing rapidly, and cannot be predicted. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SORL Auto Parts, Inc.

/s/ Xiaoping Zhang
Xiaoping Zhang, Chief Executive Officer

Date: May 13, 2020

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